DELAWARE LIFE ACCELERATOR PRIMESM VARIABLE ANNUITY
An individual flexible payment variable annuity
Issued by Delaware Life Insurance Company
Supplement dated November 17, 2021
to the Prospectus dated April 30, 2021 (As Amended May 10, 2021)

This supplement contains information regarding changes to the Designated Investment Options available if you elect the Guaranteed Market Protection Benefit rider (“GMPB”).

Your Purchase Payments and Contract Value under the GMPB are no longer restricted to Subaccounts that are Designated Investment Options listed in the section entitled “DESIGNATED INVESTMENT OPTIONS.” Effective December 1, 2021, you may now invest in any of the Subaccounts available under the Contract. See “VARIABLE ACCOUNT OPTIONS: THE FUNDS” for a list of Funds by type and the names of the Funds’ investment advisers.

Transfers of Contract Value to a Guarantee Period is not permitted while GMPB is in effect. Allocation of Purchase Payments to the Fixed Account is only permitted under the DCA program.

If you have any questions regarding this Supplement, please call the Service Center toll-free at (800) 374-3714 or write to us by mail - Delaware Life Insurance Company, P.O. Box 80428, Indianapolis, IN 46280; by express mail - Delaware Life Insurance Company, 10555 Group 1001 Way, Zionsville, IN 46077 and by facsimile at (800) 883-9165.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus dated April 30, 2021 (As Amended May 10, 2021)

Please read this Supplement carefully and retain it for future reference.